UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2016 (December 5, 2016)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road

Fort Smith, Arkansas 72903

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.                               DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 5, 2016, ArcBest Corporation (the “Company”) issued a press release announcing that Lavon Morton, currently Senior Vice President — Risk and Chief Audit Executive, will be retiring, effective December 31, 2016.  Replacing Mr. Morton upon his retirement will be Laura Bogner, currently Director of Internal Audit, who will become Vice President — Internal Audit and Cheryl Harper, currently Director of Corporate Tax, who will become Vice President - Tax.

A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 EXHIBITS

(d) Exhibits.

99.1*	Press release of the Company issued December 5, 2016.

*Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ArcBest Corporation

Date: December 5, 2016	By:	/s/ Michael R. Johns
	Name:	Michael R. Johns
	Title:	Vice President — General Counsel and Corporate Secretary

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EXHIBIT INDEX

99.1*	Press Release of the Company issued December 5, 2016.

*Furnished herewith.

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